For period ending July 31, 2007                                   Exhibit 77(o)

FORM 10f-3FUND:  UBS PACE Municipal Fixed Income Fund

1. Issuer: Tobacco Settlement Financing Corp NJ

2. Date of Purchase: January 24, 2007

3. Date offering commenced: January 24, 2007

4. Underwriters from whom purchased: Bear Stearns

5. Affiliated Underwriter managing or participating in syndicate: UBS

6. Aggregate principal amount or number of shares purchased: $1,460,000

7. Aggregate principal amount or total number of shares of offering:
$3,622,208,081

8. Purchase price (net of fees and expenses): 98.572

9. Initial public offering price: 98.572

10. Commission, spread or profit: 0.375%

11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Christine Todd			Date:  	01/27/2007



For period ending July 31, 2007					  Exhibit 77(o)

FORM 10f-3FUND: UBS PACE Municipal Fixed Income Fund

1. Issuer:  NY Dorm Personal Income Tax Asset Revenue

2. Date of Purchase:  December 1, 2006

3. Date offering commenced:  December 1, 2006

4. Underwriters from whom purchased:   Lehman Brothers

5. Affiliated Underwriter managing or participating in syndicate:  UBS

6. Aggregate principal amount or number of shares purchased:  $2,500,000

7. Aggregate principal amount or total number of shares of offering:
$18,3555,000

8. Purchase price (net of fees and expenses):  109.746

9. Initial public offering price:  99.929

10. Commission, spread or profit:  $5.00 per bond

11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Christine Todd			Date:  	01/12/2007



For period ending July 31, 2007					  Exhibit 77(o)

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Fund

1. Issuer:  Anadarko Petroleum Corporation

2. Date of Purchase:  September 14, 2006

3. Date offering commenced:  September 14, 2006

4. Underwriters from whom purchased:   Credit Suisse Securities

5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:  $925,000

7.Aggregate principal amount or total number of shares of offering:
$1,750,000,000

8. Purchase price (net of fees and expenses):  99.577

9. Initial public offering price:  99.577

10. Commission, spread or profit:  0.650%

11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Runmei Cai			Date:  	10/10/2006



For period ending July 31, 2007					  Exhibit 77(o)

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Fund

1. Issuer:  Aetna Inc.

2. Date of Purchase:  June 6, 2006

3.  Date offering commenced:  June 6, 2006

4. Underwriters from whom purchased:  Citigroup

5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:  $1,980,000

7. Aggregate principal amount or total number of shares of offering:
$750,000,000

8. Purchase price (net of fees and expenses):  $99.4050

9. Initial public offering price:  $99.4050

10. Commission, spread or profit:  .650%

11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Runmei Cai			Date:  	07/17/2006



For period ending July 31, 2007					  Exhibit 77(o)

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Fund

1. Issuer:  Telefonica Emis Telefo

2. Date of Purchase:  June 9, 2006

3.  Date offering commenced:  June 9, 2006

4. Underwriters from whom purchased:   Lehman Brothers

5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:  $1,450,000

7. Aggregate principal amount or total number of shares of offering:
$1,250,000,000

8. Purchase price (net of fees and expenses):  $100.0000

9. Initial public offering price: $100.0000

10. Commission, spread or profit:  0.450%


11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Runmei Cai			Date:  	07/17/2006



For period ending July 31, 2007					  Exhibit 77(o)

FORM 10f-3FUND: UBS PACE Municipal Fixed Income Fund

1. Issuer:  Florida Hurricane Catastrophe Bonds

2. Date of Purchase:  June 15, 2006

3. Date offering commenced:  June 15, 2006

4. Underwriters from whom purchased:   Lehman Brothers

5. Affiliated Underwriter managing or participating in syndicate:  UBS

6. Aggregate principal amount or number of shares purchased:  $4,000,000

7. Aggregate principal amount or total number of shares of offering:
$1,350,000,000

8. Purchase price (net of fees and expenses):  $106.869

9. Initial public offering price: $106.869

10. Commission, spread or profit:  0.500%


11. Have the following conditions been satisfied?            YES      NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                                X

b. The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).                                                  X

c. The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.       X

d. The underwriting was a firm commitment underwriting.       X

e. The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.                    X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years. X

g. The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the
principal amount of the offering sold.                        X

h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Christine Todd			Date:  	07/10/2006